UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       October 24, 2013 (October 22, 2013)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30-0658859
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Registrant's wholly owned subsidiary, Baker's Pride, Inc. ("BPI") executed a Co-Packer Agreement, dated October 18, 2013, with a leading producer and marketer of packaged bakery foods headquartered in the Southeastern United States, which operates 45 highly efficient and technologically advanced bakeries that produce recognizable branded breads, buns, rolls, snack cakes, and pastries, which are distributed fresh to food-service and retail customers in the Southeastern, Southwestern, and mid-Atlantic states and frozen to national food-service and retail customers..

Pursuant to the Co-Packer Agreement, BPI will prepare, manufacture, process and package certain baked goods products and BPI management anticipates annual sales to be a minimum of $2,000.000, with additional possible sales of up to $14,000,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMINCOR, INC.

Date: October 24, 2013

                                            By: /s/ John R. Rice, III
                                               ---------------------------------
                                               John R. Rice, III
                                               President


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